EXHIBIT 10.19

PLEDGE AGREEMENT

The undersigned, Universal Truckload Services, Inc., a Michigan corporation (“Debtor”), in consideration of financial accommodations to be extended to the Westport Axle Corp., a Kentucky corporation (“Borrower”), pursuant to the Credit Agreement dated as of December 23, 2015 by and among Borrower, the lenders party thereto from time to time (the “Lenders”), and Comerica Bank, a Texas banking association, as Agent for the Lenders (the “Agent”), as may be amended, restated, amended and restated, modified and/or otherwise supplemented from time to time (the “Credit Agreement”), and to secure payment and performance of any and all Indebtedness, hereby delivers and pledges to Agent and the Lenders, the membership interests listed on Exhibit “A” attached hereto, including but not limited to, all of the economic interest, the right to vote or otherwise control such companies, and all rights as a member in such companies (the “Pledged Equity”), pursuant to this Pledge Agreement dated as of December 23, 2015 (the “Pledge Agreement”).

1. Debtor grants the Agent for the benefit of the Lenders a security interest in all of the Pledged Equity, including, without limitation, all property substituted therefor or for any part thereof, all records (including computer software) pertaining thereto and all interest, dividends, increase, profits, new securities or other increments, distributions or rights of any kind received on account of this property, products or proceeds thereof (whether cash or non-cash proceeds) resulting from any sale or exchange or transfer thereof or arising by virtue of ownership thereof (such as, but not limited to, the rights to additional or other securities or property upon any corporate reorganization, merger, consolidation, liquidation or dissolution, offering of stock rights, stock split or stock or liquidating dividend or the rights to any goods evidenced by such property or insurance proceeds with respect thereto), and all subscription, voting and preferential rights (all said Property, products and proceeds thereof herein called the “Collateral”). The creation of a security interest in proceeds is not to be construed to give Debtor any right to dispose of the Collateral. Debtor warrants that Debtor has clear title to the Collateral, free from any liens, claims or encumbrances except the security interest created by this Pledge Agreement and has full corporate power and authority to execute and perform this Pledge Agreement.

2. Except as otherwise provided herein, capitalized terms used but not defined in this Pledge Agreement shall be as defined in the Credit Agreement all other terms used in this Pledge Agreement shall have the meanings given under Article 9 of the Michigan Uniform Commercial Code, or in any other article of the Michigan Uniform Commercial Code, if not defined in Article 9.

3. Debtor agrees to keep the Collateral free at all times from any and all claims, liens, security interests, and encumbrances other than those in favor of Agent and the Lenders.

4. The Agent agrees to use reasonable care in the custody and preservation of Collateral in its possession but assumes no duty to take steps necessary to preserve rights against prior parties.

5. If any Event of Default (as defined in the Credit Agreement) shall occur then the Agent may enforce its security interest in the Collateral by retaining the Collateral in full or partial satisfaction of the Indebtedness until the termination of this Pledge Agreement, by public or private sale of all or any part of the Collateral or by exercising any other remedy provided by law or applicable agreement. The parties agree that thirty (30) days written notice sent by ordinary mail to the undersigned at the address designated below shall be deemed reasonable notice of any disposition of the Collateral, should notice be required by law.

6. Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing:

(a) Debtor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof; provided, however, upon the occurrence and during the continuance of an Event of Default upon prior written notice to Debtor, all rights of Debtor to exercise such voting and/or consensual rights and powers shall cease, and all such rights shall thereupon become vested in the Agent which shall then have the sole and exclusive right and authority to exercise such voting and/or consensual rights;

(b) Except as otherwise provided in the Credit Agreement, the Debtor shall be entitled to receive and retain cash dividends payable on the Collateral, but any and all other dividends, cash or stock liquidating dividends, distributions in property, returns of capital, rights of any kind received on account of the Collateral or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuing corporation, or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the corporation issuing such Collateral may be a party or otherwise, and any and all cash and other property received in exchange for or redemption of any of the Collateral, shall be and become part of the Collateral; provided, however, upon the occurrence and during the continuance of an Event of Default, upon prior written notice to Debtor, all rights of Debtor to receive and retain such cash dividends shall cease, and all such rights shall thereupon become vested in the Agent which shall then have the sole and exclusive right and authority to receive or collect by legal proceedings or otherwise and retain such dividends and hold the same as Collateral, or apply the same to the Indebtedness, in accordance with the terms of the Credit Agreement;

(c) The Agent shall execute and deliver (or cause to be executed and delivered) to the Debtor all such proxies, powers of attorney, dividend orders, and other instruments as Debtor may request for the purpose of enabling Debtor to exercise the voting and/or consensual rights and powers which Debtor is entitled to exercise pursuant to paragraph (a) above and/or to receive the dividends which Debtor is authorized to receive and retain pursuant to paragraph (b) above.

7. The Agent may cause the Collateral or any portion of it to be transferred to its name or to the name of its nominee or nominees; provided, however, that the Agent will not cause any such transfer unless an Event of Default shall have occurred and is continuing and upon prior written notice to Debtor.

8. The Agent may deliver all or any part of the Collateral to its successor or permitted assignee, who then shall have with respect to the Collateral so delivered all the rights and powers of the Agent under this Pledge Agreement and after that the Agent shall be fully discharged from all liability and responsibility with respect to the Collateral so delivered.

9. If Agent, acting in its sole discretion, redelivers Collateral to Debtor or Debtor’s designee for the purpose of

(a) the ultimate sale or exchange thereof, or

(b) presentation, collection, renewal, or registration of transfer thereof, or

(c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange,

such redelivery shall be in trust for the benefit of Agent and shall not constitute a release of Agent’s security interest (for the benefit of the Lenders) therein or in the proceeds or products thereof unless Agent specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a financing statement in form and substance satisfactory to Agent, if applicable. Any proceeds of Collateral coming into Debtor’s possession as a result of any such redelivery shall be held in trust for Agent and promptly delivered to Agent for application on the Indebtedness. Agent may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to Debtor, and such delivery by Agent shall discharge Agent and the Lenders from any and all liability or responsibility for such Collateral.

10. Debtor waives, to the extent permitted by applicable law, notice of acceptance of this Pledge Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of demand, notice of intent to demand, notice of acceleration, notice of intent to accelerate, notice of default and diligence in collecting any Indebtedness, and agrees that the Agent and/or any Lender may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to Debtor (except such notice as is specifically required under the Credit Agreement, if any) and without affecting in any manner the Agent’s and Lenders’ rights under this Pledge Agreement. Debtor further waives, to the extent permitted by applicable law, any and all other notices to which Debtor might otherwise be entitled. Debtor acknowledges and agrees that the Agent’s and Lenders’ rights under this Pledge Agreement are not conditioned upon pursuit by the Agent of any remedy the Agent (on behalf of the Lenders) may have against the Borrower (including Debtor) or any other person or any other security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reasons, and no defense or setoff available at any time to the Debtor, shall impair, affect or be a defense or setoff to the Agent’s and the Lenders’ rights under this Pledge Agreement.

11. Debtor delivers this Pledge Agreement based solely on the Debtor’s independent investigation of (or decision not to investigate) the financial condition of the Borrower and is not relying on any information furnished by the Agent or any Lender. Debtor assumes full responsibility for obtaining any further information concerning the financial condition of the Borrower, the status of the Indebtedness or any other matter which Debtor may deem necessary or appropriate now or later. Except for those notices explicitly required to be delivered by Agent under this Pledge Agreement or the Credit Agreement, Debtor waives any duty on the part of the Agent or any Lender, and agrees that it is not relying upon nor expecting the Agent or any Lender to disclose any fact now or later known by the Agent or any Lender, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any Default, or otherwise, notwithstanding any effect such fact may have upon Debtor’s risk under this Pledge Agreement or rights against the Borrower. Debtor knowingly accepts the full range of risk encompassed in this Pledge Agreement, which risk includes without limit the possibility that the Borrower may incur Indebtedness to the Agent or Lenders after the financial condition of the Borrower, or its respective ability to pay debts as they mature, has deteriorated.

12. Debtor represents that: (a) neither the Agent nor any Lender has made any representation to the undersigned as to the creditworthiness of the Borrower; and (b) Debtor has established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to its financial condition. Debtor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Pledge Agreement.

13. Debtor acknowledges that the effectiveness of this Pledge Agreement is not conditioned on any or all of the Indebtedness being guaranteed by any other Person. The Agent, in its sole discretion, without notice to Debtor, may release, exchange, enforce and otherwise deal with any security now or later held by the Agent for payment of the Indebtedness without affecting in any manner the Agent’s or any Lenders’ rights under this Pledge Agreement. Debtor acknowledges and agrees that the Agent has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Agent has or may have a lien or security interest for payment of the Indebtedness.

14. Until the Indebtedness is irrevocably paid in full, Debtor waives any and all rights to be subrogated to the position of the Agent and the Lenders or to have the benefit of any lien, security interest or other guaranty now or later held by the the Agent (for the benefit of the Lenders) for the Indebtedness or to enforce any remedy which the the Agent or any Lender now has or later may have against the Borrower or any other person. Until the Indebtedness has been irrevocably paid in full Debtor shall have no right of reimbursement, indemnity, contribution or other right or recourse to or with respect to the Borrower or any other person. Debtor agrees to indemnify and hold harmless the the Agent and the Lenders from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable and documented attorneys’ fees, incurred by the the Agent or any Lender in connection with Debtor’s exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Pledge Agreement, in each case subject to the terms of the Credit Agreement. Neither the Agent nor any Lender has a duty to enforce or protect any rights which Debtor may have against the Borrower or any other person, and Debtor assumes full responsibility for enforcing and protecting any of these rights.

15. Notwithstanding any prior revocation, termination, surrender, or discharge of this Pledge Agreement in whole or part, the effectiveness of this Pledge Agreement shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Agent or the Lenders in respect of the Indebtedness is returned, disgorged, or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Pledge Agreement shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Agent or the Lenders, and whether or not the Agent or the Lenders relied upon this payment or credit or changed its position as a consequence of it.

16. Debtor shall take or cause to be taken and execute or cause to be executed all financing statements, if applicable, endorsements, assignments and other writings requested by Agent to establish, maintain, reinstate, and/or continue the perfected and first priority status of the security interest of the Agent (for the benefit of the Lenders) in the Collateral or implement or further effectuate the terms or purpose of this Pledge Agreement, although the failure of Debtor to do so shall not affect in any way Agent’s perfected and first priority security interest in the Collateral, and will on demand pay all costs and expenses of filing and recording, including the costs of any record searches, deemed necessary by Agent from time to time, to establish or determine the validity and the priority of Agent’s security interest. Debtor further makes, constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to take, after the occurrence and during the continuance of an Event of Default, any action in furtherance of this Pledge Agreement, including, without limitation, the signing of financing statements, if applicable, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

17. Debtor waives, to the extent permitted by applicable law, any right to require the Agent or any Lender to: (a) proceed against any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) pursue any other remedy in the Agent’s power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by the Agent as security (except as may be required thereunder), in connection with any other obligations or evidences of Indebtedness which continues in whole or in part of the Indebtedness secured under this Pledge Agreement, or in connection with the creation of new or additional Indebtedness secured under this Pledge Agreement. Debtor agrees that the Agent shall not be obligated to give more than five (5) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The foregoing shall not require notice if none is required by applicable law.

18. Debtor waives to the extent permitted by applicable law any defense based upon or arising by reason of (a) any disability or other defense, other than the defense of payment, of the Debtor, the Borrower, or any other person; (b) the cessation or limitation from any cause, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Debtor which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to the Agent or the Lenders or intended or understood by the Agent, the Lenders or Debtor; (e) any act or omission by the Agent or any Lender which directly or indirectly result in or aids the discharge of the Debtor or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form, including without modification of the Indebtedness, in any form, including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of Indebtedness or any part of it, including without limit increase or decrease of the rate of interest. Debtor waives any defense Debtor may have based upon any election of remedies by the Agent and the Lenders which destroys Debtor’s subrogation rights or Debtor’s right to proceed against the Borrower for reimbursement, including without limit any loss of rights Debtor may suffer by reason of any rights, powers or remedies of the Debtor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Indebtedness.

19. Debtor acknowledges that the Agent and the Lenders have the right to sell, assign, transfer, negotiate or grant participation or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Pledge Agreement, in accordance with the terms of the Credit Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Agent and the Lenders may disclose all documents and information which the Agent or any Lender now has or later acquires relating to Debtor, the Indebtedness or this Pledge Agreement, however obtained, in accordance with the terms of the Credit Agreement.

20. No waiver, consent, modification, or change of the terms of this Pledge Agreement shall bind Debtor or the Agent and the Lenders unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then such waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given.

21. This Pledge Agreement shall inure to the benefit of the Agent and the Lenders and each of their successors and permitted assigns. This Pledge Agreement shall be binding on the undersigned and the undersigned’s heirs, legal representatives, successors, and assigns, including without limit any debtor in possession or trustee in bankruptcy for any of the undersigned.

22. Debtor has entered into this Pledge Agreement in good faith for the purpose of inducing the Agent and the Lenders to extend credit to make other financial accommodations to the Borrower and acknowledges that the terms of this Pledge Agreement are reasonable. If any provision of this Pledge Agreement is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

23. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

24. Debtor agrees to reimburse, or cause Borrower to reimburse, the Agent for any and all costs and expenses (including without limit court costs, legal fees, and reasonable and documented attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise and audit expenses) incurred in enforcing any of the duties and obligations of Debtor, or rights of the Agent and the Lenders, under this Pledge Agreement.

25. Debtor will give Agent prompt notice of all contemplated changes in the location of Debtor’s records concerning the Collateral.

26. Debtor hereby agrees that, as a member of the company listed in Exhibit A attached hereto, any operating agreement or other charter document of such company shall permit the transfer by the Debtor of (i) the economic interest in such companies, (ii) the rights to vote or otherwise control such companies, and (iii) all rights as a member in such companies.

27. All notices or other communications to be made or given pursuant to this Pledge Agreement shall be sufficient if made or given as provided in Section 13.6 of the Credit Agreement; or at such other addresses as directed by any of such parties to the others, as applicable, in compliance with this paragraph.

28. THE UNDERSIGNED AND THE AGENT ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY APPLICABLE LAW IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS PLEDGE AGREEMENT OR THE INDEBTEDNESS.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Pledge Agreement as of the day, month and year first written above.

UNIVERSAL TRUCKLOAD SERVICES, INC.

By:	/s/ Jeff Rogers
Name:	Jeffrey A. Rogers
Its:	President/CEO

[Signature Page –Pledge Agreement (Universal Truckload Services, Inc.)]

EXHIBIT “A”

UNIVERSAL TRUCKLOAD SERVICES, INC.

Company	Percentage of Membership Interest Owned
Westport USA Holding, LLC	100%

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